SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: June 9, 2000

                        (Date of Earliest Event Reported)


                        Hector Communications Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Minnesota                        0-18587                      41-1666660
-----------------               --------------               ------------------
(State or other                   (Commission                 (I.R.S.  Employer
jurisdiction                      File Number)               Identification No.)
of Incorporation)


                              211 South Main Street
                             Hector, Minnesota 55342
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (320) 848-6611

                                Total Pages (3)
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                       Hector Communications Corporation
                                    Form 8-K

Items 1 - 4 -- Not applicable.
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Item 5.  Other Events.
----------------------

On June 9, 2000, Registrant, through its 68% owned subsidiary, Alliance Telecommunications Corporation, a Minnesota corporation ("Alliance"), acquired Hager TeleCom, Inc., a Wisconsin corporation ("Hager"), and its wholly owned subsidiary, Cannon Communications Corporation, a Minnesota corporation ("Cannon"). The acquisition was conducted through a merger transaction whereby a wholly-owned subsidiary of Alliance, Alliance Acquisition, Inc., a Wisconsin corporation, merged with and into Hager. The aggregate consideration paid to Hager's shareholders was $9,124,700, including an escrow of approximately $445,500. Hager provides telephone service to approximately 2000 residential and business customers in the Hager City, Wisconsin area. In addition, Hager provides Internet service to approximately 2500 customers, primarily in Redwing, Minnesota and has investments in several telecommunications ventures, including Midwest Wireless LLC. Hager's 1999 operating revenues were approximately $1,448,000.

Item 6 -- Not applicable.
-------------------------

Item 7. Financial Statements and Exhibits.
------------------------------------------
         (a)      Not applicable.

         (b)      Not applicable.

         (c)      99.1     Press release


Item 8 -- Not applicable.
-------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HECTOR COMMUNICATIONS CORPORATION


                                       By  /s/Charles A. Braun
                                           ---------------------------
                                           Charles A. Braun
                                           Chief Financial Officer



Dated:  June 23, 2000

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                      Hector Communications Corporation
                                    Form 8-K

Exhibit 99.1 - Press Release

                                  PRESS RELEASE

Contact: Curtis A. Sampson, Chairman and Chief Executive Officer at 320-848-6231



                     HECTOR COMMUNICATIONS REPORTS AGREEMENT
                         TO ACQUIRE HAGER TELECOM, INC.


     Hector, Minnesota -- May 16, 2000 -- Hector Communications Corporation (Amex: HCT) today reported that its 68% owned subsidiary, Alliance Telecommunications Corporation, has signed a definitive agreement to acquire Hager TeleCom, Inc. and its wholly owned subsidiary, Cannon Communications Corporation. The acquisition will be conducted by a merger transaction. The aggregate consideration to be paid to Hager's shareholders is $9,124,700, including an escrow of approximately $445,500.

     Hager TeleCom provides telephone service to approximately 2000 residential and business customers in the Hager City, Wisconsin area. In addition, Hager provides Internet service to approximately 2500 customers, primarily in Redwing, Minnesota and has investments in several telecommunications ventures, including Midwest Wireless LLC. Hager's 1999 operating revenues were approximately $1,448,000.

     Curtis A. Sampson. Hector's Chairman and Chief Executive Officer, stated that: "We are pleased to report this acquisition. Hager is a well managed telecommunications company with a history of steady growth in revenues, operating income and cash flow. In addition, it is geographically complementary to the Company's operations in eastern Minnesota communities of Goodhue, Pine Island and Mazeppa.

     In addition to Hector's 68% interest, Alliance is owned by Golden West Telecommunications Cooperative, Inc., of Wall, South Dakota and Split Rock Telecom Cooperative, Inc., of Garreston, South Dakota.

     Hector Communications Corporation, through its wholly-owned and majority-owned subsidiaries, provides telephone and cable television service to rural communities in Minnesota, Wisconsin, South Dakota and Iowa. The Company presently serves more than 36,000 telephone access lines and 13,000 cable television customers. Hector is also an investor in partnerships and corporations providing wireless telephone and other telecommunications related services.

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